Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 12 - RELATED PARTY TRANSACTIONS

The Company enters into various credit arrangements with its executive officers, directors and their affiliates. These arrangements generally take the form of commercial lines of credit, personal lines of credit, mortgage loans, term loans or revolving arrangements secured by personal residences.

Loans to principal officers, directors, and their affiliates during 2014 were as follows:

Beginning balance	$6,752

New loans	2,279
Effect of changes in composition of related parties	—
Repayments	(4,495)

Ending balance	$4,536

Deposits from principal officers, directors, and their affiliates at year end 2014 and 2013 were $5,543 and $7,047.

The Company entered into a 15-year lease agreement for a branch and administrative facility in downtown Franklin, Tennessee on May 7, 2010. The Company also entered into a 15-year lease for its Berry Farms branch in Franklin, Tennessee, on June 12, 2013 with certain outside directors of the Company. The branch opened during 2013. During 2014, the Company entered into 15-year lease agreements for an addition to its branch and administrative facility in downtown Franklin and for its Cool Springs branch in Franklin, Tennessee. Rent expense attributable to the related party leases in 2013 and 2012, was $1,222 and $559, respectively. Rent commitments to related parties, before considering renewal options that generally are present, are disclosed in Note 6. Another of the Company’s outside directors was paid $3,152 and $1,088 for construction of leasehold improvements during 2014 and 2013. The Company also paid a company affiliated with an outside director $212 and $70 for the procurement of various insurance policies during the years ending December 31, 2014 and 2013.